EXHIBIT 10.1

$75,000,000

12% Senior Secured Notes Due 2010

Warrants to Purchase Common Stock

VELOCITY EXPRESS CORPORATION

PURCHASE AGREEMENT

Purchase Agreement (this “Agreement”) is entered into on July 3, 2006 by and among Velocity Express Corporation, a Delaware corporation (the “Company”), the entities identified as guarantors of the Notes (as defined below) on the signature page to this Agreement (collectively, the “Guarantors”) and the persons and entities identified as purchasers on the signature page to this Agreement (each, a “Purchaser” and collectively the “Purchasers”). Jefferies & Company, Inc. joins this Agreement only for purposes of Section 5(f) and Section 11 and solely in its capacity as Closing Agent (as defined in Section 5(f)).

Background:

The Company proposes to issue and sell to the Purchasers, and the Purchasers propose to purchase from the Company, 75,000 units (the “Units”), consisting of $75,000,000 aggregate principal amount of the Company’s 12% Senior Secured Notes due 2010 (the “Notes”), as guaranteed by each subsidiary of the Company listed on Annex II to this Agreement (the “Guarantors”), and warrants (each, a “Warrant”) to purchase an aggregate of 25,875,000 shares (collectively, the “Warrant Shares”) of common stock, par value $0.004 of the Company (the “Common Stock”). Each Unit will consist of $1,000 principal amount of Notes and a Warrant to purchase 345 Warrant Shares. The Units, the Notes, the Warrants and the Warrant Shares are hereinafter referred to collectively as the “Securities.”

The Notes are to be issued pursuant to the provisions of an indenture dated as of the date hereof (the “Indenture”) between the Company and Wells Fargo Bank, N.A., as trustee (the “Trustee”).

Certain subsidiaries of the Company will guarantee the Notes on a senior secured basis (the “Guarantees”). The Notes will have the benefit of the Security Documents (as defined in the Indenture), pursuant to which the Company and the Guarantors will, among other things, grant liens on certain of their assets as set forth in the Security Documents. As used in this Agreement, “Notes” shall include the Guarantees, unless the context otherwise requires.

Concurrently with the execution and delivery of this Agreement, the Company is issuing: (a) shares of the Company’s Series Q convertible preferred stock, par value $0.004 per share (the “Series Q Preferred Stock”), for aggregate cash consideration of at least $40.0 million; (b) units (the “Exchange Units”) consisting of Notes and warrants to purchase shares of Common Stock (the “Exchange Warrant Shares”) on terms substantially equivalent to the Warrants and 2,465,418 shares of Common Stock (the “Exchange Shares”), which Exchange Units and

Exchange Shares are being issued in partial consideration for the acquisition by the Company of Series A Convertible Preferred Stock of CD&L, Inc., common stock of CD&L, Inc. and certain warrants for cash to acquire common stock of CD&L, Inc. from investors in CD&L, Inc. and is acquiring from certain holders Series A Convertible Subordinated Debentures, warrants, and common stock of CD&L, Inc. (collectively, the “CD&L Securities”) and (c) shares of Series Q Preferred Stock, warrants and Common Stock (collectively, the “Compensatory Securities”) to certain persons and entities who provided services to the Company in connection with the transactions contemplated by this Agreement, the CD&L Securities Purchase Agreements (as defined below), the purchase agreement related to the Series Q Preferred Stock or the Merger Agreement.

Holders (including subsequent transferees) of the Warrants will have the registration rights set forth in the Registration Rights Agreement dated as of the date hereof (the “Registration Rights Agreement”) among the Company, the Purchasers, the purchasers of the Series Q Preferred Stock, the Exchange Units and the Exchange Shares and the initial holders of the Compensatory Securities. Pursuant to the Registration Rights Agreement, the Company has agreed to file with the Securities and Exchange Commission (the “Commission”) a shelf registration statement pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”) to cover public resales of (a) the Warrant Shares, the Exchange Warrant Shares, the Exchange Shares and the Common Stock underlying the warrants included in the Compensatory Securities, (b) the Common Stock issuable upon conversion of the Series Q Preferred Stock, (c) the Common Stock included in the Compensatory Securities and (d) the Common Stock issuable upon conversion of the Company’s other outstanding preferred stock that is not currently included in a registration statement.

This Agreement and the Registration Rights Agreement, each duly executed by the Purchasers, and the funds to be delivered to the Company by the Purchasers upon the execution and delivery of this Agreement will be held in escrow by Wells Fargo Bank, N.A., as escrow agent (the “Escrow Agent”), pursuant to an escrow agreement (the “Escrow Agreement”). It is expected that this Agreement, the Registration Rights Agreement and such funds will be released concurrently with (a) the execution, delivery and performance of the stock purchase agreement pertaining to the Series Q Preferred Stock, (b) the execution and delivery of the purchase agreements related to the CD&L Securities (collectively, the “CD&L Securities Purchase Agreements”) and consummation of the transaction contemplated thereby, (c) the execution and delivery of the voting agreements between the Company and each of Albert Van Ness, Jr., William T. Brannan, Michael Brooks, Russell J. Reardon, Vincent P. Brana, Jack McCorkell and Matthew J. Morahan (collectively, the “Voting Agreements”); (d) the execution and delivery of the Agreement and Plan of Merger dated concurrently with this Agreement by and among the Company, CD&L Acquisition Corp. and CD&L, Inc. (the “Merger Agreement”) and (e) the satisfaction of the other conditions set forth in this Agreement. Notwithstanding the deposit of this Agreement pursuant to the Escrow Agreement, this Agreement will be dated as of, and will not be deemed to have been executed and delivered until, the date it is released to the Company in accordance with the terms of the Escrow Agreement.

The Securities will be offered and sold to the Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on one or more exemptions therefrom.

For purposes of this Agreement, this Agreement, the Indenture, the Securities, the Registration Rights Agreement, the Escrow Agreement and the Security Documents referred to in the Indenture are referred to collectively as the “Unit Transaction Documents” and, the Unit Transaction Documents, the documents related to the issue and sale of the Series Q Preferred Stock, the CD&L Securities Purchase Agreements, the Voting Agreements and the Merger Agreement are referred to collectively as the “Transaction Documents”.

Agreement:

1. Purchase and Sale of the Units.

(a) On the basis of the representations, warranties and agreements contained in this Agreement, and subject to the terms and conditions set forth in this Agreement, the Company agrees to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, agrees to purchase from the Company, the number of Units set forth across from such Purchaser’s name on Annex I to this Agreement at a purchase price of $934.40 per Unit, which the Company and the Purchasers agree shall be allocated between the Note and the Warrants comprising each Unit in accordance with Section 9.

(b) Concurrently with the execution and delivery of this Agreement, the Company shall deliver or cause to be delivered to the Purchasers certificates for the Notes and the Warrants in the names of the respective Purchasers. Each Purchaser’s Notes will be in global or registered form, in accordance with written instructions previously provided by such Purchaser. Concurrently with the execution and delivery of this Agreement, the respective Purchasers shall deliver or cause to be delivered to the Company payment of the purchase price for the number of Units set forth across from such Purchaser’s name on Annex I to this Agreement by wire or book-entry transfer of immediately available funds. The completion of the transactions contemplated by this Section 1(b) shall be referred to herein as the “Closing”.

2. Representations and Warranties of the Company. The Company and the Guarantors, jointly and severally, represent and warrant to, and agree with, the Purchasers as follows:

(a) SEC Filings.

(i) The Company is subject to, and in full compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made available to each Purchaser through the EDGAR system true and complete copies of the Company’s Annual Report on Form 10-K for the fiscal year ended July 2, 2005 (and any amendments thereto filed prior to the date of this Agreement), the Company’s Quarterly Reports on Form 10-Q for the fiscal periods ended October 1, 2005, December 31, 2005 and April 1, 2006, each of the Company’s Current Reports on Form 8-K filed since July 2, 2005, the Company’s proxy statement pertaining to its annual meeting of stockholders to be held on June 28, 2006 and each other filing made by the Company with the Commission under the Exchange Act since July 2, 2005 (collectively, the “SEC Filings”). The Company has not made any filings with the Commission under the Exchange Act since July 2, 2005 except for the SEC Filings. Except as set forth in Annex III, the SEC Filings, when they were filed with the Commission (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder and did not, as of such date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All reports and statements required to be filed by the Company under the Securities Act and the Exchange Act have been filed, together with all exhibits required to be filed therewith. The Company and each of its direct and indirect subsidiaries (collectively, the “Subsidiaries”) are engaged in all material respects only in the business described in the SEC Filings, and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and the Subsidiaries.

(ii) Each registration statement and any amendment thereto filed by the Company and which has become effective since January 1, 2004 pursuant to the Securities Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading; and each prospectus filed pursuant to Rule 424(b) under the Securities Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and the Company will continue to make such filings as is necessary to comply with the obligations of a company with a class of shares registered pursuant to Rule 12(g) of the Exchange Act.

(iii) Each filing required to be made by the Company pursuant to the Securities Act or the Exchange Act in connection with the acquisition of CD&L, Inc. or the acquisition of any interest in CD&L, Inc. shall, when filed with the Commission, comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations thereunder and will not, as of such date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

For purposes of clarity, when any of the following representations and warranties of the Company and the Guarantors in this Section 2 are qualified by reference to disclosures in the SEC Filings, such qualification shall apply only to express statements set forth in the body of the relevant SEC Filings and will not include disclosures set forth in exhibits included in the SEC Filings.

(b) Organization, Good Standing. The Company and each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, except to the extent such concept is inapplicable in such jurisdiction. Each of the Company and the Subsidiaries is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations require such qualification or licensing (each of which jurisdictions is designated on Annex IV to this Agreement), except where the failure to be so qualified or licensed would not have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of the Company and the Subsidiaries, taken as a whole (a “Material Adverse Effect”) or where such concept is inapplicable in such jurisdiction.

(c) Subsidiaries. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries. There are no Subsidiaries other than those set forth on Annex II. None of the Subsidiaries owns or controls directly or indirectly, any corporation, association or other entity. Except as described in the Annual Report on Form 10-K included among the SEC Filings, the Company owns, either directly or through other Subsidiaries, all of the outstanding capital stock of each Subsidiary, in each case free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever; and all outstanding capital stock of the Subsidiaries has been duly authorized and validly issued and is fully paid and non-assessable and not issued in violation of any preemptive rights or applicable securities laws.

(d) Power and Authority. Each of the Company and the Subsidiaries has all requisite power and authority (corporate and other), and has obtained any and all requisite authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies, to own or lease its properties and conduct its business as described in the SEC Filings, except where the failure to have any such power, authority, authorization, approval, order license, certificate, franchise or permit would not have a Material Adverse Effect; each of the Company and the Subsidiaries is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, foreign, state and local laws, rules and regulations, except where the failure to be in compliance would not have a Material Adverse Effect; and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(e) Capitalization. The Company has an authorized capitalization as set forth in part A of Annex V to this Agreement. After giving effect to the transactions contemplated by this Agreement and the CD&L Securities Purchase Agreements and the issue of the Compensatory Securities, the Company will have an authorized capitalization as set forth in part B of Annex V to this Agreement. All issued and outstanding equity securities of the Company (deeming the Series Q Preferred Stock, the Exchange Units, the Exchange Shares and the Compensatory Securities as outstanding for this purpose) have been duly authorized and validly issued and are fully paid and non-assessable, as applicable; the holders thereof have no rights of rescission with respect thereto and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any securityholder of the Company or any of the Subsidiaries or similar contractual rights granted by the Company or any of the Subsidiaries.

(f) The Securities.

(i) The Notes will be issued pursuant to the terms and conditions of the Indenture. The Indenture conforms in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations adopted by the Commission under the Securities Act, the Exchange Act and the Trust Indenture Act (collectively, the “Rules and Regulations”) applicable to an indenture which is qualified thereunder. The Notes have been duly authorized and, when validly authenticated, issued, delivered and paid for in the manner contemplated by the Indenture, will be duly authorized, validly issued and outstanding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture and the Security Documents.

(ii) The Warrants have been duly authorized and when validly issued, delivered and paid for in the manner contemplated by this Agreement, will be duly authorized, validly issued and outstanding obligations of the Company, enforceable against the Company in accordance with their terms and will be duly authorized, validly issued, fully-paid and non-assessable. The Warrant Shares issuable upon exercise of the Warrants will, upon payment and issuance in accordance with the terms of the Warrants, be duly authorized, validly issued, fully-paid and non-assessable, and the Company has duly authorized and reserved the Warrant Shares for issuance upon exercise of the Warrants.

(iii) The Warrant Shares will be issued in compliance with all applicable federal and state securities laws and all applicable rules of the Nasdaq Stock Market or any other stock exchange on which the Common Stock is then listed.

(iv) The Securities are not and will not be subject to any preemptive or other similar rights of any securityholder of the Company or any of the Subsidiaries; all corporate action required to be taken on behalf of the Company for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Warrant Shares will comply with the requirements of the Delaware General Corporation Law.

(v) Upon the issuance and delivery pursuant to the terms of this Agreement and the Indenture, as applicable, of the Securities, the Purchasers will acquire good and marketable title thereto (subject to restrictions imposed by applicable federal and state securities laws) free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever (other than restrictions created by the Purchasers).

(g) Financial Statements. The consolidated financial statements of the Company and the Subsidiaries together with the related notes thereto included in the Annual Report on Form 10-K and the most recent Quarterly Report on Form 10-Q included among the

SEC Filings fairly present the financial position, income, changes in stockholders’ equity, cash flow and results of operations of the Company and the Subsidiaries at the respective dates and for the respective periods to which they apply, and such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) and the Rules and Regulations, consistently applied throughout the periods involved (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the Securities Act). Except as set forth in the financial statements of the Company set forth in the Annual Report on Form 10-K and the most recent Quarterly Report on Form 10-Q included among the SEC Filings, since the date of the latest financial statements included in the most recent Quarterly Report on Form 10-Q included among the SEC Filings: (i) neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect; (ii) there has been no material adverse change or development involving a prospective material change in the condition, financial or otherwise, or in the earnings, business, prospects or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business; (iii) neither the Company nor any Subsidiary has entered into any material transaction other than in the ordinary course of business; and (iv) the Company has not declared or paid any dividend or made any other distribution on or in respect of its capital stock. The outstanding debt, the property, both tangible and intangible, and the businesses of each of the Company and the Subsidiaries conform in all material respects to the descriptions thereof contained in the Annual Report on Form 10-K and the most recent Quarterly Report on Form 10-Q included among the SEC Filings.

(h) Taxes. Each of the Company and the Subsidiaries has filed all income and franchise tax returns required to be filed (after giving effect to all permissible extensions) through the date hereof by it in any jurisdiction, and has paid all taxes shown to be due on such returns or claimed to be due from such entities, other than those being contested in good faith, except where the failure to so file or pay would not have a Material Adverse Effect. All tax liabilities, including those being contested by the Company or the Subsidiaries are adequately reserved for in the Company’s financial statements (in accordance with GAAP). No tax deficiency has been asserted and no tax proceedings are pending or, to the knowledge of the Company, are threatened against the Company or any of the Subsidiaries which, if adversely determined would have a Material Adverse Effect, and to the knowledge of the Company, no such deficiency or proceeding is contemplated.

(i) No Transfer Tax. No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Purchasers in connection with (i) the issuance by the Company of the Securities, (ii) the purchase by the Purchasers of the Notes or the Warrants from the Company or (iii) the consummation by the Company of any of its obligations under this Agreement, the Indenture, the Warrants, the Escrow Agreement or the Security Documents.

(j) Insurance. Each of the Company and the Subsidiaries maintains liability, casualty and other insurance (subject to customary deductions and retentions) against such risk of the types and in the amounts customarily maintained by companies of comparable size to the

Company engaged in similar businesses in similar industries, all of which insurance is in full force and effect.

(k) Litigation. There is no action, suit, proceeding, litigation or governmental proceeding pending or, to the knowledge of the Company, threatened or contemplated against (or circumstances that are reasonably likely to give rise to the same), or involving the properties or businesses of, the Company or any of the Subsidiaries which questions the validity of the capital stock of the Company or any of the Subsidiaries or any of the Transaction Documents or of any action taken or to be taken by the Company or any of the Subsidiaries pursuant to or in connection with any of the Transaction Documents. There are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties involving an amount in controversy in excess of $150,000; and to the knowledge of the Company, no such actions, suits or proceedings are threatened or contemplated.

(l) Authority and Binding Effect of Transaction Documents.

(i) The Company has the legal right and corporate power and authority to authorize, issue, deliver and sell the Securities, to enter into the Transaction Documents and to consummate the transactions provided for in the Transaction Documents. This Agreement and each of the other Transaction Documents has been duly and properly authorized, executed and delivered by the Company. When the Company has duly executed and delivered each of the other Transaction Documents (assuming the due execution and delivery thereof by each other party thereto), each of the Transaction Documents will constitute a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnification may be limited by federal or state securities laws and except for the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally.

(ii) Each Guarantor has the legal right and corporate (or other) power and authority to authorize and make the Guarantees, to enter into the Transaction Documents to which it will be a party and to consummate the transactions to which it will be a party provided for in such Transaction Documents. Each Guarantor has duly and properly authorized, executed and delivered this Agreement and each of the other Transaction Documents to which it is a party. When each Guarantor has duly executed and delivered this Agreement and each of the other Transaction Documents to which it will be a party (assuming the due execution and delivery thereof by each other party thereto), this Agreement and each of the other Transaction Documents to which such Guarantor will be a party will constitute a legal, valid and binding agreement of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as rights to indemnification may be limited by federal or state securities laws and except for the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally.

(iii) Prior to the date of this Agreement, the holders of a majority of the issued and outstanding shares of Common Stock have executed and delivered to the

Company, in accordance with the Delaware General Corporation Law, a duly executed and dated written consent of stockholders approving the issuance of the Securities.

(m) Non-Contravention.

(i) None of the Company’s issue and sale of the Securities, the execution or delivery of the Transaction Documents, its performance hereunder and thereunder or its consummation of the transactions contemplated herein and therein conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or results or will result in a right of acceleration of performance or the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of, (A) the certificate of incorporation or by-laws of the Company or any of the Subsidiaries, (B) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders’ agreement, note, loan or credit agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any Subsidiary is or may be bound or to which its or any of the Subsidiaries’ properties or assets is or may be subject, or any indebtedness, or (C) any statute, judgment, decree, order, rule or regulation directly applicable to the Company or any of the Subsidiaries of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body, having jurisdiction over the Company or any of the Subsidiaries or any of their respective activities or properties, which, with respect to the foregoing clauses (B) and (C) only, breach, violation or default would have a Material Adverse Effect.

(ii) None of the Guarantors’ grant of the Guarantees, the execution or delivery of the Transaction Documents to which any of them is a party, the performance by them of any of the Transaction Documents or their consummation of the transactions contemplated in any of the Transaction Documents conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or results or will result in a right of acceleration of performance or the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of, (A) the certificate of incorporation or by-laws of the Company or any of the Subsidiaries, (B) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders’ agreement, note, loan or credit agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any Subsidiary is or may be bound or to which its or any of the Subsidiaries’ properties or assets is or may be subject, or any indebtedness, or (C) any statute, judgment, decree, order, rule or regulation directly applicable to the Company or any of the Subsidiaries of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body, having jurisdiction over the Company or any of the Subsidiaries or any of their respective activities or properties, which, with respect to the foregoing clauses (B) and (C) only, breach, violation or default would have a Material Adverse Effect.

(iii) Neither the Company nor any of the Subsidiaries (A) is in violation of its certificate of incorporation or by-laws, (B) is in default in the performance of any obligation, agreement or condition contained in any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders’ agreement, note, loan or credit agreement, purchase order, agreement or instrument evidencing an obligation for borrowed money or other material agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound or to which the property or assets of the Company or any of the Subsidiaries is subject or affected or (C) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except any violation or default under the foregoing clauses (B) or (C) as would not have a Material Adverse Effect.

(iv) Except as disclosed on Annex VI to this Agreement, none of: (A) the execution, delivery or performance of the CD&L Securities Purchase Agreements or the Voting Agreements, (B) the consummation of the transactions contemplated therein or (C) the execution and delivery of the Merger Agreement conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or results or will result in a right of acceleration of performance or the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon any property or assets of CD&L, Inc. pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or other agreement or instrument pertaining to indebtedness of CD&L or any of its subsidiaries to which CD&L, Inc. or any of its subsidiaries is a party or by which CD&L, Inc. or any of its subsidiaries is or may be bound or to which CD&L, Inc. or any of its subsidiaries’ properties or assets is or may be subject.

(n) Required Consents. Except as disclosed on Annex VI to this Agreement, no consent, approval, authorization or order of, and no filing with, any court, arbitrator, regulatory body, government agency or other body, domestic or foreign, or any other third party is required for the execution, delivery or performance of this Agreement, any of the other Transaction Documents or the transactions contemplated by this Agreement or any of the other Transaction Documents, other than the filing of a Form D with the Commission under the Securities Act, the filing of an Information Statement with the Commission pursuant to Regulation 14C under the Exchange Act, the filing of an application to list the Notes on the Private Offerings, Resale and Trading through Automated Linkages Market (“Portal”), the filing of an application to list the Warrant Shares on the Nasdaq Stock Market or as may be required under state securities or Blue Sky laws.

(o) Labor Matters.

(i) The Company and the Subsidiaries are in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. To the knowledge of the Company, there are no pending investigations involving the Company or any of the Subsidiaries by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. To the knowledge of the Company, there is no unfair labor practice charge or complaint against the Company or any of the Subsidiaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any of the Subsidiaries. Neither the Company nor any of the Subsidiaries is or ever have been a party to any collective bargaining agreement, and no collective bargaining agreement is currently being negotiated by the Company or any of the Subsidiaries. No material labor dispute with the employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company, is imminent.

(ii) Neither the Company nor any of the Subsidiaries is a party to, or bound by, any employment or other contract or agreement that contains any severance, termination pay or change of control liability or obligation, including, without limitation, any “excess parachute payment,” as defined in Section 280G(b) of the Internal Revenue Code.

(iii) Neither the Company nor any Subsidiary has any liability for the improper classification by the Company of such employees as independent contractors or leased employees.

(p) ERISA. No “employee pension benefit plan,” “employee welfare benefit plan” or “multi-employer plan” of the Company (“ERISA Plans”) as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or any trust created thereunder has engaged in a “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) which could subject the Company to any material tax penalty on prohibited transactions and which has not adequately been corrected. No “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which might reasonably be expected to have a Material Adverse Effect.

(q) Stabilization. None of the Company, any of the Subsidiaries or any Affiliate (as defined below) of the Company or any Subsidiary has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, the Series Q Preferred Stock, the Exchange Shares, the Compensatory Securities or otherwise. For purposes of this Agreement, an “Affiliate” is any person or entity who, directly or indirectly, controls, is controlled by or is under common control with subject person or entity, where the term ‘control’ has the meaning ascribed to it under the Exchange Act.

(r) Intellectual Property.

(i) All trademarks, trade names and other rights to inventions, know-how, trade secrets, patents, copyrights, confidential information and other intellectual property, (collectively, the “Intellectual Property”) of the Company and its Subsidiaries is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable, except where the failure to be in compliance or to be valid and enforceable has not and could not reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole and except as described on Annex VII to this Agreement. No Intellectual Property of the Company or its Subsidiaries which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the knowledge of the Company, no such action is threatened. No patent of the Company or its Subsidiaries has been or is now involved in any interference, reissue, re-examination or opposition proceeding. Except as set forth on Annex VII to this Agreement, the Company has no reason to believe, and has not received any notice (written or otherwise), that the conduct by the Company and the Subsidiaries of their respective businesses infringe or conflict with any such rights of others with respect to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ii) All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted to which the Company or any Subsidiary is a party or by which any of their assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, “License Agreements”) are valid and binding obligations of the Company or its Subsidiaries that are parties thereto and, to the knowledge of the Company, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company or any of its Subsidiaries under any such License Agreement.

(iii) The Company and its Subsidiaries own or have the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted and for the ownership, maintenance and operation of the Company’s and its Subsidiaries’ properties and assets, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned Intellectual

Property and Confidential Information, other than licenses entered into in the ordinary course of the Company’s and its Subsidiaries’ businesses. The Company and its Subsidiaries have a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the respective businesses of the Company and its Subsidiaries.

(s) Real and Personal Property. The Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects except those disclosed in the SEC Filings and except for liens, encumbrances and defects that arise in the ordinary course of business and which are not material in amount and do not materially adversely affect the use made or proposed to be made of such property; and except as disclosed in the SEC Filings, the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

(t) Qualification of the Securities.

(i) The Notes satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act. Application has been made to designate the Notes as Portal- eligible securities in accordance with the rules and regulations of the NASD. The Company has been advised by the NASD that the Notes have been designated Portal-eligible securities in accordance with the rules and regulations of the NASD.

(ii) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and is listed on the Nasdaq Stock Market under the symbol “VEXP”. The Warrant Shares have been approved for listing on the Nasdaq Stock Market. The Company has taken no action that was designed to terminate, or that is likely to have the affect of terminating, trading of the Common Stock on the Nasdaq Stock Market, nor has the Company received any notification that the Commission or the Nasdaq Stock Market is contemplating terminating such trading. The Company is, and after giving effect to the issuance of the Notes, the Warrants, the Exchange Units, the Exchange Shares, the Series Q Preferred Stock and the Compensatory Securities and the entering into of the Transaction Documents will be, in compliance with applicable Nasdaq continued listing requirements following the Company’s filing and distribution of the Required Information Statement (as defined below). There are no proceedings pending or, to the knowledge of the Company, threatened against the Company relating to the continued listing of the Common Stock on Nasdaq and the Company has not received any notice of, nor to the knowledge of the Company is there any basis for, the delisting of the Common Stock from Nasdaq.

(u) Questionable Payments. Neither the Company nor any of the Subsidiaries has, nor, to the knowledge of the Company, has any officer, director or employee of the Company or any of the Subsidiaries or any other person acting on behalf of the Company or any of the Subsidiaries, for the benefit of the Company or any such Subsidiaries at any time during the last five years, (i) made any unlawful gift or contribution to any candidate for federal, state, local or foreign political office, or failed to disclose fully any such gift or contribution in violation of law, or (ii) made any payment to any federal, state, local or foreign governmental officer or official, which would be reasonably likely to subject the Company or any of the Subsidiaries to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign). Each of the Company’s and the Subsidiaries’ internal accounting controls are sufficient to cause the Company and the Subsidiaries to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

(v) Security Interests. The Security Documents, upon execution and delivery thereof, will create, in favor of the Trustee for the benefit of the Trustee and the holders of the Notes, a valid and enforceable, and upon filing of financing statements of the Collateral (as such term is defined in the Indenture) with the appropriate governmental authorities (including payment of the appropriate filing or recording fees and any applicable taxes) and delivery of the applicable documents to the Trustee in accordance with the provisions of the Security Documents, perfected security interests in the Collateral. Except for the Senior Lien created pursuant to (and as defined in) the Subordination Agreement (as, when and to the extent provided for and existing in accordance with the terms thereof), the security interests in the Collateral will senior to all other security interests in any existing or after acquired collateral of the Company and its Subsidiaries.

(w) Minute Books Complete. The minute books of each of the Company and the Subsidiaries have been made available to Kelley Drye & Warren LLP and summarize in all material respects all meetings and actions of the directors and stockholders of each of the Company and the Subsidiaries since the time of their respective incorporation.

(x) Environmental Matters. Neither the Company nor any of the Subsidiaries has been notified in writing that it is liable with respect to obligations under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any similar law (“Environmental Laws”), except for any liability as would not have a Material Adverse Effect, and it is not aware of any facts or circumstances which could reasonably be expected to result in any such liability. The Company and the Subsidiaries are in substantial compliance with all applicable existing Environmental Laws, except for such instances of non-compliance which would not have a Material Adverse Effect. The term “Hazardous Material” means (i) any “hazardous substance” as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any “hazardous waste” as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulation under or within the meaning of any other Environmental Law. To the Company’s knowledge, no disposal, release or discharge of Hazardous Material has occurred on, in, at or about any of the facilities or properties of the Company or any of the Subsidiaries, except for any such disposal, release or discharge which is in compliance with Environmental Laws or which would not have a Material Adverse Effect. Except as described in the SEC Filings, to the Company’s knowledge: (A) there has been no storage, disposal, generation, transportation, handling or treatment of hazardous substances or solid wastes by the Company or any of the Subsidiaries (or to the knowledge of the Company, any of its predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any of the Subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action which has not been taken, under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for such violations and failures to take remedial action which would not result in, singularly or in the aggregate, a Material Adverse Effect; and (B) there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property by the Company or any of the Subsidiaries of any solid waste or Hazardous Materials, except for such spills, discharges, leaks, emissions, injections, escapes, dumping or releases which would not result in, singularly or in the aggregate, a Material Adverse Effect.

(y) Not Investment Company. The Company is not an “investment company” or a company controlled by an “investment company” or, to the Company’s knowledge, an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(z) Private Offering.

(i) Neither the Company nor any Affiliate of the Company has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Securities Act), which is or will be integrated with the sale of the Units in a manner that would require the registration of any of the Securities under the Securities Act.

(ii) None of the Company, any Affiliate of the Company or any other person acting on its or their behalf has engaged in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act in connection with any offer or sale of the Securities.

(iii) None of the Company, any Affiliate of the Company or any other person acting on its or their behalf has engaged in any directed selling efforts with respect to the Securities, and each of the Company and its Affiliates have complied with the offering restrictions requirement of Regulation S under the Securities Act. Terms used in this paragraph have the meanings given to them by Regulation S under the Securities Act.

(iv) Assuming (A) the accuracy of the representations, warranties and agreements of the Purchasers contained in Section 3 of this Agreement and (B) compliance by the Purchasers with the offering and transfer procedures and restrictions described in the Indenture and the Warrants, and after giving effect to the offer and sale of the Series Q Preferred Stock, the Exchange Units, the Exchange Shares and the Compensatory Securities occurring concurrently with the offer and sale of the Securities contemplated by this Agreement, it is not necessary, in connection with the issuance and sale of the Units in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(aa) Payment Restrictions. No Subsidiary is prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary.

(bb) Transactions with Affiliates. Except as disclosed in the SEC Filings and except for the Expense Reimbursement Agreement with TH Lee Putnam (in the form previously provided to the Purchasers), none of the officers, directors or 5% or greater stockholders of the Company, none of their respective Affiliates and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(cc) Internal Controls. Except as described in the SEC Filings, the Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the SEC Filings, the Company has established disclosure controls and procedures (as defined in Securities Act Rules 13a-13 and 15d-13) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed period report under the Securities Act, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed Quarterly Report on Form 10-Q included among the SEC Filings and the Company presented in its most recently filed periodic report under the Securities Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the Securities Act.

(dd) Credit Compliance. To the knowledge of the Company, neither the Company nor any agent acting on its behalf has taken or will take any action that might cause this Agreement or the sale of the Notes to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect on the date hereof.

(ee) Transaction Structure. The solicitation of the holders of the capital stock and debt securities of CD&L, Inc. to be acquired by the Company with the proceeds from the sale of the Units, the acquisition of the CD&L Securities, the related issue and sale of the Exchange Unites, the Exchange Shares, the concurrent issue and sale of Series Q Preferred Stock, the issue of the Compensatory Securities and the consummation of the sale of Units each have been and will be made in compliance with the reporting, disclosure and procedural requirements of the Securities Act, the Exchange Act, Delaware General Corporation Law, the Nasdaq Stock Market and all other applicable laws, rules and regulations. The solicitation, delivery and performance of the Voting Agreements has been and will be made in compliance with the reporting, disclosure and procedural requirements of the Securities Act, the Exchange Act, Delaware General Corporation Law, the Nasdaq Stock Market and all other applicable laws.

(ff) Representations in Other Transaction Documents. To the knowledge of the Company, each representation and warranty set forth in the Transaction Documents of each party to the Transaction Documents, other than the Purchasers, which is not qualified by a materiality standard is true and correct in all material respects, and each such representation and warranty that is qualified by a materiality standard is true and correct in all respects.

(gg) No Undisclosed Events, Liabilities or Developments. Except for the issuance of the Units contemplated by this Agreement, and the transactions contemplated by the other Transaction Documents, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed one (1) day prior to the date that this representation is made.

(hh) Solvency. All indebtedness of the Company that will be repaid with the proceeds of the issue and sale of the Units was incurred, and the indebtedness represented by the Notes is being incurred, for proper purposes and in good faith. The Company was solvent at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issue and sale of the Units, and is solvent on the date of this Agreement (after giving effect to the application of the proceeds from the issuance of the Units). The Company had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issue and sale of the Units, and has on the date of this Agreement (after giving effect to the application of the proceeds from the issuance of the Units), sufficient capital for carrying on its business. The Company was at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issue and sale of the Units, and is on the date of this Agreement (after giving effect to the application of the proceeds from the issuance of the Units), able to pay its debts as they mature.

(ii) Disclosure. The Company confirms that, except for the transactions contemplated by this Agreement, which will be publicly disclosed in the filing of the Current Report on Form 8-K pursuant to Section 4(j), neither it nor any other person or entity acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Annexes to this Agreement, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of the Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of the Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

3. Representations and Warranties of the Purchasers. By executing and delivering this Agreement, each Purchaser represents to the Company, severally and not jointly, as follows:

(a) Purchaser Knowledge and Status.

(i) The Purchaser is an “accredited investor” as defined in Regulation D under the Securities Act and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities, and has such business and financial experience as is required to give it the capacity to utilize the information received, to evaluate the risks involved in purchasing the Securities, and to protect its own interests in connection with the purchase of the Securities and is able to bear the risks of an investment in the Securities;

(ii) The Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act and the Purchaser is acquiring the number of Units set forth on the signature page to this Agreement in the ordinary course of the Purchaser’s business and for its own account for investment only, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities;

(iii) The Purchaser has, in connection with its decision to purchase the number of Units set forth on the signature page to this Agreement, relied only upon the representations and warranties of the Company contained in this Agreement. The Purchaser understands that the Securities to be issued to the Purchaser have not been registered under the Securities Act, or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Purchaser’s investment intent as expressed in this Agreement, and the Purchaser is able to bear the economic risk of holding the Securities for an indefinite period of time and can afford a complete loss of its investment; and

(iv) In connection with the private placement of the Units, no person has been authorized to provide any representation which is inconsistent or in addition to those in the SEC Filings. The Purchaser acknowledges that it has not received or relied on any such representations.

(b) International Actions. The Purchaser acknowledges and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities, in any jurisdiction outside the United States. If the Purchaser is located outside the United States, it has or will take all actions necessary for the sale of the Securities to comply with all applicable laws and regulations in each foreign jurisdiction in which it offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

(c) Registration Required. The Purchaser hereby covenants with the Company not to make any sale of the Securities without complying with the provisions of this Agreement, the Indenture and the Warrants and, with respect to the Warrant Shares, the Registration Rights Agreement, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (unless the Purchaser is selling such Shares in a transaction not subject to the prospectus delivery requirement), and the Purchaser acknowledges that the certificates evidencing the Securities will be imprinted with a legend that prohibits their transfer except in accordance therewith.

(d) Power and Authority.

(i) If the Purchaser is an entity, the Purchaser is duly organized and in good standing in the jurisdiction of its organization;

(ii) The Purchaser has the full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and the Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement; and

(iii) this Agreement has been duly authorized, executed and delivered, and constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchasers in this Agreement may be legally unenforceable.

(e) Prohibited Transactions. During the thirty (30) day period preceding the date of this Agreement, neither the Purchaser nor any Affiliate of the Purchaser, which (i) had knowledge of the transactions contemplated hereby, (ii) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Securities, or (iii) is subject to such Purchaser’s review concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”), has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Common Stock, in each case for (A) the account for which Warrants have been acquired or (B) any other account in which the beneficial owners of the account for which Warrants have been acquired are the beneficial owners of at least fifty percent (50%) of such account (each, a “Prohibited Transaction”).

(f) No Tax or Legal Advice. The Purchaser understands that nothing in this Agreement, or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

4. Covenants and Agreements of the Company. The Company covenants and agrees with the Purchasers as follows:

(a) During the five-year period following the Closing Date, provided any of the Notes remain outstanding, the Company shall furnish to the Purchasers all reports, documents, information and financial statements filed by the Company with the Commission pursuant to the Trust Indenture Act, the Exchange Act or the Rules and Regulations.

(b) During the two-year period following the date of this Agreement, for so long as and at any time that the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon request of any holder of the Notes, the Company shall furnish to such holder, and to any prospective purchaser or purchasers of the Notes designated by such holder, information satisfying the requirements of subsection (d)(4) of Rule 144(A) under the Securities Act. This covenant is intended to be for the benefit of the holders from time to time of the Notes, and prospective purchasers of the Notes designated by such holders.

(c) The Company shall use the net proceeds from the sale of the Units in the manner specified in Annex VIII to this Agreement.

(d) The Company shall not, and it shall use its best efforts to ensure that no Affiliate of the Company will, “offer,” “sell” or solicit offers to buy or otherwise negotiate in respect of any “security” (as each of such terms are defined in the Securities Act) which could be integrated with the sale of the Notes or the Warrants in a manner that would require the registration of the Notes or the Warrants under the Securities Act.

(e) The Company shall not, so long as the Notes are outstanding, be or become (and use its best efforts not to be or become owned by) an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and the Company shall not be or become (and use its best efforts not to be or become owned by) a closed-end investment company required to be registered, but not registered under the Investment Company Act.

(f) The Company shall comply with the all agreements set forth in the representation letters of the Company to The Depository Trust Company relating to the approval of the Notes for “book-entry” transfers.

(g) For a period ending on the earlier of five (5) years from the date of this Agreement or the date on which the aggregate principal amount of Notes outstanding is less than $1,000,000, the Company shall maintain the Portal (or, alternatively national securities exchange listing) listing of the Notes.

(h) The Company agrees to file a Notice of Sale of Securities pursuant to Regulation D, Section 4(6), and/or Uniform Limited Offering Exemption on Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Purchasers promptly after such filing.

(i) For a period of ninety (90) trading days (being a day on which the Nasdaq Stock Market is open for trading equity securities) after the effectiveness of the Shelf Registration Statement (the “Lock Up Period”), the Company will not, directly or indirectly, (A) announce an offering of, or file a registration statement with the Commission relating to, any equity securities of the Company (other than the offering and registration contemplated by the Registration Rights Agreement) or, without the prior written consent of the holders of a majority of the Warrants then outstanding, offer for sale, sell, assign, transfer, pledge, contract to sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition or purchase by any person at any time in the future of) any shares of Common Stock or debt securities (other than short term debt securities) or securities convertible into or exercisable or exchangeable for shares of Common Stock or debt securities (other than short term debt securities), or sell or grant options, warrants or rights with respect to any shares of Common Stock or debt securities (other than short term debt securities) or securities convertible into or exercisable or exchangeable for Common Stock, debt securities (other than short term debt securities) or substantially similar securities (other than the grant of options, warrants, convertible debenture or rights that are currently authorized pursuant to option plans existing on the date hereof), or (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in the foregoing clauses (A) or (B) is to be settled by delivery of Common Stock, debt securities (other than short term debt securities) or other securities, in cash or otherwise. Notwithstanding anything to the contrary contained herein, during the Lock Up Period (I) the Company may issue (x) the Securities as contemplated by this Agreement, (y) shares of Common Stock (and rights to purchase such shares) under the Company’s employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants, convertible debentures or other rights to purchase or acquire Common Stock and (z) equity securities in one or more private placements by the Company, so long as the Company does not file a registration statement with the Commission on behalf of the private placement investors until the Commission has declared effective the Shelf Registration Statement and (II) the Company may file one or more registration statements that include only securities issuable under employee plans approved by the Board of Directors and registered on Form S-8.

(j) The Company shall, on or before 9:00 a.m., New York City Time, on the first Business Day following the date of this Agreement, issue a press release (the “Press Release”) reasonably acceptable to Context Capital, disclosing all material terms of the transactions contemplated by this Agreement, but not disclosing the identity of any of the Purchasers, and announcing the acquisition of the Company’s interest in CD&L, Inc. and the execution of the merger agreement with CD&L, Inc. and, to the extent permitted by applicable law, disclosing the material terms of such acquisition and merger. On or before 5:00 p.m., New York City Time, on the fourth Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act, and attaching the material Transaction Documents (including, without limitation, this Agreement and all schedules and exhibits to this Agreement), as exhibits to such filing. From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the Press Release. Except for communications required under the Transaction Documents, the Company shall not, and shall cause each of its Subsidiaries and each of their respective officers, directors, employees and agents, not to, provide any Purchaser with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the Press Release without the express written consent of such Purchaser. In the event of a breach of the foregoing covenant by the Company, any Subsidiary, or each of its respective officers, directors, employees and agents, in addition to any other remedy available to the Purchasers, a Purchaser shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents; provided, that the Purchaser shall give to the Company notice at least twenty four (24) hours prior to making any such disclosure and allow the Company the option of making such public disclosure during such twenty four (24) hour period. No Purchaser shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure.

(k) In connection with the receipt of the written consent of the holders of at least 62.5 % of each class of outstanding preferred stock of the Company (separately by class) and the holders of a majority of the issued and outstanding shares of Common Stock, which consent was obtained prior to the execution and delivery of this Agreement, approving the issuance of Common Stock upon exercise of the Warrants and upon conversion of the Series Q Preferred Stock, the Company will prepare and file with the Commission an information statement pursuant to Rule 14c-2 of the Exchange Act regarding such matters (the “Required Information Statement”) as soon as possible, and in any event within twenty (20) days (but if such twentieth (20th) day is not a Business Day, then on the next succeeding Business Day), after the date of this Agreement and thereafter mail such Required Information Statement to its other stockholders as soon as practicable as such mailing is permitted in compliance with the Exchange Act. If the Commission reviews such information statement, the Company will seek to resolve all comments made by the Commission so that the Information Statement can be mailed as expeditiously as possible.

(l) The Company will not amend or waive any provision of the Merger Agreement or any of the Voting Agreements which will have an adverse effect on the Purchasers without the prior written consent of the holders of a majority in principal amount of the Notes. The Company will comply with each of its covenants set forth in the Merger Agreement and the Voting Agreements.

(m) On or before the date of this Agreement, the Company will cause each executive officer of the Company as of the date of this Agreement to enter into a lock-up agreement for the benefit of the Purchasers substantially to the effect of Section 4(i), subject to customary exceptions to be agreed upon by the parties to this Agreement. Annex X to this Agreement contains an accurate list of such persons.

(n) During the period between the date of this Agreement and the consummation of the merger contemplated by the Merger Agreement, the Company will not issue or sell any shares of its capital stock or securities exercisable for, exchangeable for or convertible into shares of its capital stock, except: (i) capital stock issued pursuant to the terms of options, warrants or preferred stock outstanding on the date of this Agreement (as in effect on the date of this Agreement) and (ii) grants of options to employees made pursuant to the Company’s stock option plans as in effect on the date of this Agreement.

(o) The Company will not refer to any Purchaser by name in any public statement, document or filing without obtaining the prior written consent of such Purchaser; provided that provisions of this Section 4(o) shall not apply: (i) to any disclosure required by applicable law, rule or regulation or by the applicable rules, regulations or listing requirements of any stock exchange on which securities of the Company may from time to time be listed; (ii) to any disclosure or notice required by the terms of any of the Unit Transaction Documents; or (iii) to any disclosure or notice required by the terms of any other agreement of the Company or the Subsidiaries to which such Purchaser is a party or of which such Purchaser is an intended beneficiary, but to the extent practicable the Company will notify a Purchaser prior to referring to such Purchaser by name pursuant to the exceptions described in the preceding clauses (i) to (iii).

(p) The Company will use its best efforts to maintain the listing of the Common Stock on the Nasdaq Stock Market or another recognized securities exchange registered with the Commission.

5. Closing Deliveries.

(a) Concurrently with the execution and delivery of this Agreement, the Company shall deliver to Kelley Drye & Warren LLP evidence reasonably satisfactory to Kelley Drye & Warren LLP:

(i) regarding the consummation of the issue and sale of the Series Q Preferred Stock upon the terms and conditions previously disclosed to Kelley Drye & Warren LLP, for proceeds of at least $40.0 million;

(ii) the consummation of the issue and sale of the Exchange Units and the Exchange Shares and the acquisition of the CD&L Securities upon the terms and conditions previously disclosed to Kelley Drye & Warren LLP;

(iii) of the receipt of the consents referred to in Annex VI to this Agreement;

(iv) of the stockholder consent to the issue of the Warrant Shares, the Exchange Warrant Shares and the Exchange Shares.

(b) Concurrently with the execution and delivery of this Agreement, the Company shall deliver to the Purchasers:

(i) an executed copy of the Merger Agreement;

(ii) an executed copy of each of the Voting Agreements;

(iii) an executed copy of the opinion of Jefferies & Company, Inc. as to the fairness of the merger consideration;

(iv) a copy of each Unit Transaction Document, executed by each party thereto other than the Purchasers; and

(v) a copy of each of the agreements referred to in Section 4(m).

(c) Concurrently with the execution and delivery of this Agreement, the Company shall deliver to the Purchasers the legal opinion of Briggs and Morgan P.A., counsel to the Company, addressed to the Purchasers and dated concurrently with this Agreement, in the substantially the form attached hereto as Annex IX to this Agreement.

(d) Concurrently with the execution and delivery of this Agreement, the Company shall deliver to the Purchasers a certificate of the Company signed on behalf of the Company by the principal executive officer and by the chief financial or chief accounting officer of the Company, in their capacities as such, dated the date of this Agreement, to the effect that each of such persons has carefully examined this Agreement and each of the other Transaction Documents, and that:

(i) the representations and warranties of the Company and the Guarantors in this Agreement and each of the other Transaction Documents are true and correct;

(ii) no stop order suspending the qualification or exemption from qualification of the Securities shall have been issued and no proceedings for that purpose shall have been commenced or, to the knowledge of the Company, be contemplated;

(iii) since the date of the most recent financial statements included in the SEC Filings, there has been no material adverse change in the condition, financial or otherwise, business, prospects or results of operation of the Company and the Subsidiaries, taken as a whole;

(iv) none of the SEC Filings or any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(v) subsequent to the respective dates as of which information is given in the SEC Filings: (A) neither the Company nor any of the Subsidiaries has incurred up to and including the date of this Agreement, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; (B) neither the Company nor any of the Subsidiaries has paid or declared any dividends or other distributions on its capital stock; (C) neither the Company nor any of the Subsidiaries has entered into any material transactions not in the ordinary course of business; (D) there has not been any change in the capital stock (other than pursuant to the Company’s stock option plan or stock purchase plan or the exercise of warrants outstanding on such respective dates and the issuance the Exchange Units, the Exchange Share and the Compensatory Securities) or the short-term or long-term debt of the Company or any of the Subsidiaries (other than the Exchange Units); (E) neither the Company nor any of the Subsidiaries has sustained any material loss or damage to its property or assets, whether or not insured; and (F) there is no litigation which is pending or, to the Company’s knowledge, threatened or contemplated against the Company or any of its Affiliates which would, if decided adversely, have a Material Adverse Effect.

(e) Concurrently with the execution and delivery of this Agreement, the Company shall have delivered to the Purchasers a certificate signed on behalf of the Company by the secretary of the Company, in his capacity as such, dated the date of this Agreement, as to:

(i) the absence of any contemplated proceeding for the merger, consolidation, liquidation or dissolution of the Company or any Subsidiary, as the case may be, or the sale of all or substantially all of its assets (other than the merger contemplated by the Merger Agreement);

(ii) the due adoption and full force and effect of the By-laws of the Company (with a copy of the By-laws attached);

(iii) resolutions adopted by the Board of Directors of the Company and/or a committee thereof authorizing the Securities and the consummation of the transactions contemplated by this Agreement and each of the other Transaction Documents (with copies of such resolutions attached); and

(iv) the incumbency, authorization and signatures of those officers of the Company signing this Agreement, each of the other Transaction Documents and/or any certificate delivered in connection therewith.

(f) On the date on which the Closing occurs (the “Closing Date”), (i) subject to the satisfaction (or waiver by a Purchaser) of the conditions to Closing described in Section 5 of this Agreement, each Purchaser shall pay to the Escrow Agent on or prior to such date the aggregate purchase price for the number of Units set forth opposite such Purchaser’s name on Annex I to this Agreement by wire transfer of immediately available funds in accordance with the wire instructions provided by the Escrow Agent and (ii) the Company shall deliver or cause to be delivered the Units that such Purchaser is purchasing to the Purchaser (for the account of the Purchaser as the Purchaser shall instruct). Prior to the Closing, Jefferies & Company, Inc., as closing agent (in such capacity, the “Closing Agent” ), will contact the contact person for each Purchaser listed on Annex I hereto to confirm (A) that the Closing is to take place, the wire transfer instructions and the closing mechanics set forth herein and (B) the receipt from the Company and each of the Guarantors of duly executed signature pages (as applicable) to the Unit Transaction Documents. The receipt of funds by the Escrow Agent from a Purchaser shall be deemed to be irrevocable instructions from such Purchaser to the Closing Agent that the conditions to the Closing have been satisfied. In accordance with the foregoing, the Closing Agent shall instruct the Escrow Agent to disburse the funds referred to above by wire transfer of immediately available funds in accordance with the Company’s written wire instructions on the Closing Date. Following the Closing Date, the Closing Agent shall deliver to each Purchaser duly executed signature pages to the Unit Transaction Documents of the Company and each of the Guarantors (as applicable).

6. Payment of Expenses. Each party hereto shall pay its own expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement, except as otherwise provided in this Section 5. For clarity, the Company acknowledges (a) it will pay the fees payable to the NASD, CUSIP Service Bureau and DTC incurred in connection with the listing of the Notes for trading on Portal, and (b) it will pay the fees and expenses required to be paid by it under the other Transaction Documents and any other related agreements entered into by it on the date hereof in connection with the transactions contemplated by this Agreement. In addition, concurrently with the execution and delivery of this Agreement, the Company shall pay: (i) to Kelley Drye & Warren LLP $272,038.85 towards its fees and expenses as counsel to certain of the Purchasers; (ii) to Latham & Watkins LLP $29,286.97 towards its fees and expenses as counsel to certain of the Purchasers and (iii) the fees and expenses of Jefferies & Company, Inc., as placement agent, pursuant to its engagement letter with the Company.

7. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant to this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Purchasers, the Company, or of the Subsidiaries, and shall survive the issuance and delivery of the Units to the Purchasers.

8. Reliance by the Placement Agent. The parties agree and acknowledge that Jefferies & Company, Inc., as placement agent, may rely on the representations, warranties, agreements and covenants of the Company contained in this Agreement and may rely on the representations and warranties of the respective Purchasers set forth in Sections 3(a), (b), (c) and (f) of this Agreement as if such representations, warranties, agreements and covenants, as applicable, were made directly to Jefferies & Company, Inc. The parties further agree that Jefferies & Company, Inc. may rely on or, if Jefferies & Company, Inc. so requests, be specifically named as an addressee of, the legal opinions to be delivered pursuant to Section 5(c) of this Agreement.

9. Allocation of Purchase Price to Notes and Warrants. The Company and the Purchasers agree that for U.S. federal income tax purposes: (a) the purchase price for each Unit ($934.40 and $70,755,000 in the aggregate) shall be allocated between the Note and the Warrants which comprise such Unit based on their relative fair market values on the date of issuance of the Units; (b) the fair market value of the Warrants is equal to $1,094 per Warrant Share initially issuable upon exercise thereof ($28,307,250 in the aggregate for all of the Warrants) and the fair market value of each $1,000 principal amount of Notes is $565.97; (c) the aggregate “issue price” of the Notes under section 1273(b) and (c) of the Code is $42,447,750 and (d) the “yield to maturity” of the Notes under section 1272(a) of the Code is 24.42 percent compounded semi-annually. The Company and the Purchasers agree to use such allocation of the purchase price between the Notes and the Warrants and the resulting issue price of the Notes for all relevant U.S. federal income tax purposes.

10. Indemnification.

(a) The Company agrees to indemnify and hold harmless each Purchaser and its Affiliates and the officers, directors, managers, members, partners, employees and agents of such Purchaser and its Affiliates, and any other persons or entities controlling such Purchaser or any of its Affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the Purchasers and such other persons and entities each an “Indemnified Person”), to the fullest extent lawful, from and against any and all claims, liabilities, losses, damages and expenses (or actions in respect thereof), as incurred (“Losses”), to which such Indemnified Person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or the laws or regulations of foreign jurisdictions where the Units have been offered, or at common law or otherwise (including settlement of any litigation), insofar as such Losses (or actions in respect thereof as contemplated below) arises out of or is based:

(i) upon any untrue statement or alleged untrue statement of a material fact contained in any materials or information provided to the Purchasers by, or with the approval in writing of, the Company in connection with the marketing of the Units, including any investor presentations made to investors by the Company (whether in person, in writing or electronically), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(ii) any breach by the Company of any representation or warranty or failure to comply with any of the covenants and agreements contained in this Agreement.

(b) With respect to expenses, the indemnification provided in Section 10(a) shall include, but not be limited to, reimbursement of each Indemnified Person for all expenses (including, without limitation, reasonable fees and expenses of counsel), as such expenses are incurred, in connection with investigating, preparing, defending or settling any action or claim for which indemnification has or is reasonably likely to be sought by such Indemnified Person, whether or not in connection with litigation in which such Indemnified Person is a named party. For this purpose, the Company will only be responsible for the expense of one legal counsel (in addition to local counsel) for all Indemnified Persons who suffered Losses in connection with such action or claim, which counsel will be selected by the Indemnified Persons who hold a majority in value of the outstanding Notes, Warrants and Warrant Shares held by all such Indemnified Person, with the value, for this purpose, of the Notes and Warrants determined by reference to the relative value of each $1,000 aggregate principal amount of Notes, on the one hand, and Warrant to initially purchase 345 shares of Common Stock, on the other hand, set forth in Section 9, and of the Warrant Shares determined by reference to the value of the Warrant pursuant to which such Warrant Share divided by the number of Warrant Shares covered thereby.

(c) The indemnity agreement set forth in this Section 10 shall be in addition to any liabilities that the Company may otherwise have.

(d) Notwithstanding the foregoing provisions of this Section 10, no Indemnified Person shall be entitled to indemnification under this Section 10 for any Loss caused by the gross negligence or willful misconduct of such Indemnified Person.

11. Closing Agent Matters.

(a) The Closing Agent shall have no duties or obligations other than those specifically set forth in this Agreement.

(b) The Closing Agent shall not be required to make any representations or have any responsibilities as to the validity, accuracy, value or genuineness of any certificates or documentation delivered pursuant to this Agreement.

(c) The Closing Agent shall be able to rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to it by the Company or any Purchaser.

(d) The Closing Agent shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement and shall not be liable for anything that it may do or refrain from doing in connection with this Agreement except for its own gross negligence, willful misconduct or bad faith.

(e) The Company agrees to indemnify and hold harmless Jefferies & Company, Inc. for acting as Closing Agent hereunder from any and all reasonable costs and expenses (including reasonable fees and expenses of counsel and other professionals) that may be paid or incurred or suffered by it or to which it may become subject without gross negligence, willful misconduct or bad faith on its part by reason of or as a result of its compliance with the instructions set forth herein or which may arise out of or in connection with the administration and performance of its duties under this Agreement.

12. Miscellaneous.

(a) Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (i) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (ii) if delivered from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (A) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (B) if delivered by nationally recognized overnight carrier, one (1) business day after so mailed, (C) if delivered by International Federal Express (or comparable service), two (2) business days after so mailed, (D) if delivered by facsimile, upon electric confirmation of receipt on the first business day after the transaction and shall be delivered as addressed as follows:

(i)	if to the Company or the Guarantors, to:

Velocity Express Corporation

One Morningside Drive North

Building B – Suite 300

Westport, CT 06880

Attention:  Chief Financial Officer

Telephone: (203) 349-4160

Telecopy:   (203) 349-4198

(ii)	if to a Purchaser, at such Purchaser’s address on the signature page of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

(b) Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Purchasers, the Company, the Guarantors, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions contained in this Agreement.

(c) Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof.

(d) Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

(e) Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby.

(f) Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by the Company and the Purchaser to whom such waiver or amendment shall apply. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Securities.

(g) Governing Law. THIS AGREEMENT SHALL BE CONSTRUED, PERFORMED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(h) Consent to Jurisdiction, etc.

(i) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE NEW YORK SUPREME COURT IN THE CITY AND STATE OF NEW YORK AND ANY APPELLATE COURT THEREFROM OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT THEREFROM (COLLECTIVELY, THE “NEW YORK COURTS”), IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RELATING THERETO, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH PROCEEDING MAY BE HEARD AND DETERMINED IN THE NEW YORK COURTS. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(ii) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY OF THE NEW YORK COURTS. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH PROCEEDING IN ANY OF THE NEW YORK COURTS.

(iii) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 12(a).

NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(i) Interpretation. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against any party.

(j) Counterparts and Facsimiles. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. This Agreement may also be executed and delivered via facsimile, which shall be deemed an original.

(k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l) Remedies. Each Purchaser and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Purchasers. The Company therefore agrees that the Purchasers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(m) Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchasers hereunder or pursuant to any of the other Transaction Documents or the Purchasers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(n) Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Unit Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Unit Transaction Document. Nothing contained herein or in any Unit Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Unit Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Unit Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Unit Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Unit Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

[Signature page follows]

The Company: VELOCITY EXPRESS CORPORATION

By:	/s/ Edward W. Stone
	Name:	Edward W. Stone
	Title:	Chief Financial Officer

The Guarantors:

CD&L Acquisition Corp. Corporate Express Distribution Services, Inc. Velocity Express Leasing, Inc. Velocity Express, Inc. VXP Leasing Mid-West, Inc. VXP Mid-West, Inc.

By:	/s/ Edward W. Stone
	Name:	Edward W. Stone
	Title:	Chief Financial Officer

Purchaser: Portside Growth & Opportunity Fund

By:	/s/ Jeff Smith
	Name:	Jeff Smith
	Title:	Authorized Signatory

Address for Notices:

c/o Ramius Capital Group LLC Attn: Jeff Smith 666 Third Avenue, 26th Floor New York, NY 10016 USA

Purchaser, please check one of the following:

☒ Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☒ Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser: Silver Oak Capital, L.L.C.

By:	/s/ Joseph R. Wekselblatt
	Name:	Joseph R. Wekselblatt
	Title:	Manager

Address for Notices:

Attn: Gary Wolf 245 Park Avenue, 26th Floor New York, NY 10167 USA

Purchaser, please check one of the following:

☐	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☒	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

LibertyView Funds, L.P. — $600,000

By:	/s/ Steven S. Rogers
	Name:	Steven S. Rogers
	Title:	Authorized Signatory

Address for Notices:

c/o LibertyView Capital Management Attn: George Hartigan 111 River Street, Suite 1000 Hoboken, NJ 07030 USA

Purchaser, please check one of the following:

☒	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

LibertyView Special Opportunities Fund, L.P. — $100,000

By:	/s/ Steven S. Rogers
	Name:	Steven S. Rogers
	Title:	Authorized Signatory

Address for Notices:

c/o LibertyView Capital Management Attn: George Hartigan 111 River Street, Suite 1000 Hoboken, NJ 07030 USA

Purchaser, please check one of the following:

☒	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

Trust “D” for a Portion of the Assets of the Kodak Retirement Income Plan — $300,000

By:	/s/ Steven S. Rogers
	Name:	Steven S. Rogers
	Title:	Authorized Signatory

Address for Notices:

c/o LibertyView Capital Management Attn: George Hartigan 111 River Street, Suite 1000 Hoboken, NJ 07030 USA

Purchaser, please check one of the following:

☒	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

Radcliffe SPC, Ltd. for and on behalf of the Class A Convertible Crossover Segregated Portfolio

By:	RG Capital Management L.P.
By:	RGC Management Company LLC

By:	/s/ Gerald F. Stahlecker
	Name:	Gerald F. Stahlecker
	Title:	Managing Director

Address for Notices:

c/o RG Capital Management, LP Attn: Gerald Stahlecker 3 Bala Plaza East, Suite 501 Bala Cynwyd, PA 19004 USA

Purchaser, please check one of the following:

☒	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

Longview Fund, LP

By:	/s/ S. Michael Rudolph
	Name:	S. Michael Rudolph
	Title:	CFO, Investment Advisor

Address for Notices:

Attn: S. Michael Rudolph 600 Montgomery Street, 44th Floor San Francisco, CA 94111 USA

Purchaser, please check one of the following:

☐	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☒	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

ADAR Investment Fund Ltd.

By:	ADAR Investment Management LLC, its Investment Manager

By:	/s/ Aaron Morse
	Name:	Aaron Morse
	Title:	COO

Address for Notices:

Attn: Aaron Morse 156 W. 56th Street, Suite 801 New York, NY 10019 USA

Purchaser, please check one of the following:

☒	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

LB I Group, Inc.

By:	/s/ Eric C. Salzman
	Name:	Eric C. Salzman
	Title:	Senior Vice President

Address for Notices:

Attn: Will Yelsits 399 Park Avenue, 9th Floor New York, NY 10022 USA

Purchaser, please check one of the following:

☒	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

CAMOFI Master LDC

By:	/s/ Jeffrey M. Haas
	Name:	Jeffrey M. Haas
	Title:	Authorized Signatory

Address for Notices:

c/o Centrecourt Asset Management Attn: Jeffrey Haas 350 Madison Avenue, 8th Floor New York, NY 10017 USA

Purchaser, please check one of the following:

☒	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

Context Advantage Fund, LP

By:	/s/ Michael S. Rosen
	Name:	Michael S. Rosen
	Title:	CEO & Co-Chairman

Address for Notices:

Attn: Michael S. Rosen 12626 High Bluff Drive, Suite 440 San Diego, CA 92026 USA

Purchaser, please check one of the following:

☒	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

Context Offshore Advantage Fund, Ltd.

By:	/s/ Michael S. Rosen
	Name:	Michael S. Rosen
	Title:	CEO & Co-Chairman

Address for Notices:

Attn: Michael S. Rosen Walkers (SPV) Limited, Walker House P.O. Box 908GT George Town Cayman Islands

Purchaser, please check one of the following:

☒	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

AHFP Context

By:	/s/ Michael S. Rosen
	Name:	Michael S. Rosen
	Title:	CEO & Co-Chairman

Address for Notices:

M&C Corporate Services Limited Attn: Michael S. Rosen Ugland House, South Church Street Grand Cayman Cayman Islands

Purchaser, please check one of the following:

Reg. S Exempt

☐	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

Finch Tactical Plus Class B

By:	/s/ Michael S. Rosen
	Name:	Michael S. Rosen
	Title:	CEO & Co-Chairman

Address for Notices:

Attn: Michael S. Rosen P.O. Box 1350 75 Fort Street, George Town Grand Cayman Cayman Islands

Purchaser, please check one of the following:

Reg. S Exempt

☐	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

Lyxor/Context Fund Ltd.

By:	/s/ Michael S. Rosen
	Name:	Michael S. Rosen
	Title:	CEO & Co-Chairman

Address for Notices:

Attn: Michael S. Rosen 18 The Explanade St. Helier, Jersey JE48RT Channel Islands

Purchaser, please check one of the following:

Reg. S Exempt

☐	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

ALTMA Fund SICAV PLC in Respect of the Grafton Sub Fund

By:	/s/ Michael S. Rosen
	Name:	Michael S. Rosen
	Title:	CEO & Co-Chairman

Address for Notices:

Attn: Michael S. Rosen 171 Old Bakery Street Valletta Malta

Purchaser, please check one of the following:

☒	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

Institutional Benchmarks

By:	/s/ Michael S. Rosen
	Name:	Michael S. Rosen
	Title:	CEO & Co-Chairman

Address for Notices:

Attn: Michael S. Rosen Olympia Capital Bermuda Limited 20 Reid Street, Williams House Hamilton Bermuda

Purchaser, please check one of the following:

☒	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

Worldwide Transactions Limited

By:	/s/ Michael S. Rosen
	Name:	Michael S. Rosen
	Title:	CEO & Co-Chairman

Address for Notices:

Attn: Michael S. Rosen Washington Mall - Phase I Church Street, 4th Floor Hamilton Bermuda

Purchaser, please check one of the following:

☒	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

Context Opportunistic Master Fund, L.P.

By:	/s/ Michael S. Rosen
	Name:	Michael S. Rosen
	Title:	CEO & Co-Chairman

Address for Notices:

Attn: Michael S. Rosen 12626 High Bluff Drive, Suite 440 San Diego, CA 92026 USA

Purchaser, please check one of the following:

Reg. S Exempt

☐	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

Whitebox Hedged High Yield Partners LP

By:	/s/ Jonathan Wood
	Name:	Jonathan Wood
	Title:	CFO/Director

Address for Notices:

Attn: Jonathan Wood 3033 Excelsior Blvd., Ste 300 Minneapolis, MN 55416 USA

Purchaser, please check one of the following:

☒	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

Whitebox Convertible Arbitrage Partners LP

By:	/s/ Jonathan Wood
	Name:	Jonathan Wood
	Title:	CFO/Director

Address for Notices:

Attn: Jonathan Wood 3033 Excelsior Blvd., Ste 300 Minneapolis, MN 55416 USA

Purchaser, please check one of the following:

☒	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

Whitebox Intermarket Partners LP

By:	/s/ Jonathan Wood
	Name:	Jonathan Wood
	Title:	CFO/Director

Address for Notices:

Attn: Jonathan Wood 3033 Excelsior Blvd., Ste 300 Minneapolis, MN 55416 USA

Purchaser, please check one of the following:

☒	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

Guggenheim Portfolio Company XXXI, LLC

By:	/s/ Jonathan Wood
	Name:	Jonathan Wood
	Title:	Chief Financial Officer

Address for Notices:

Attn: Jonathan Wood 3033 Excelsior Blvd., Ste 300 Minneapolis, MN 55416 USA

Purchaser, please check one of the following:

☒	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

GPC LIX, LLC

By:	/s/ Jonathan Wood
	Name:	Jonathan Wood
	Title:	Chief Financial Officer

Address for Notices:

Attn: Jonathan Wood 3033 Excelsior Blvd., Ste 300 Minneapolis, MN 55416 USA

Purchaser, please check one of the following:

☒	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

Cohanzick Credit Opportunities Master Fund, Ltd

By:	/s/ David K. Sherman
	Name:	David K. Sherman
	Title:	Authorized Agent

Address for Notices:

Address for Notices: Attn: Jonathan Barkoe 427 Bedford Road, Suite 260 Pleasantville, NY 10570 USA

Purchaser, please check one of the following:

☒	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

Purchaser:

Gabriel Capital, L.P.

By:	/s/ David K. Sherman
	Name:	David K. Sherman
	Title:	Authorized Agent

Address for Notices:

Attn: Michael E. Autera, Jr. 450 Park Avenue, Suite 3201 New York, NY 10022 USA

Purchaser, please check one of the following:

☒	Purchaser is a “Qualified Institutional Buyer” as such term is defined under Rule 144A under the Securities Act

☐	Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act

[Signature page continues]

As to Section 5(f) and 11 only:

JEFFERIES & COMPANY, INC.

By:	/s/ Jonathan Cunningham
Name: Jonathan Cunningham
Title: Executive Vice President

Annex I

Units Purchased

Name of Purchaser	Number of Units
AHFP Context	696
Context Advantage Fund, LP	1,237
Finch Tactical Plus Class B	318
Lyxor/Context Fund Ltd.	1,838
ALTMA Fund SICAV PLC in Respect of the Grafton Sub Fund	2,769
Context Offshore Advantage Fund, Ltd.	6,521
Institutional Benchmarks	353
Worlwide Transactions Limited	510
Context Opportunistic Master Fund, L.P.	788
LB I Group, Inc.	8,000
Portside Growth & Opportunity Fund	10,250
Whitebox Intermarket Partners LP	750
Whitebox Convertible Arbitrage Partners LP	5,900
Whitebox Hedged High Yield Partners LP	2,500
Guggenheim Portfolio Company XXXI, LLC	350
GPC LIX, LLC	500
Longview Fund L.P.	3,180
Cohanzick Credit Opportunities Master Fund, Ltd.	1,000
Gabriel Capital, L.P.	1,000
Radcliffe SPC, Ltd. for and on behalf of the Class A Convertible	3,180
Crossover Segregated Portfolio
CAMOFI Master LDC	4,240
ADAR Investment Fund Ltd.	3,060
Silver Oak Capital, L.L.C.	15,000
LibertyView Funds, L.P.	636
LibertyView Special Opportunities Fund, LP	106
Trust “D” for a Portion of the Assets of the Kodak Retirement Income Plan	318

Annex II

Guarantors

CD&L Acquisition Corp.

Corporate Express Distribution Services, Inc.

Velocity Express Leasing, Inc.

Velocity Express, Inc.

VXP Leasing Mid-West, Inc.

VXP Mid-West, Inc.

Annex III

The Company’s Form 10-K and 10-K/A under the Securities Exchange Act of 1934, as amended (“Exchange Act”), for the fiscal year ended July 2, 2005 contained incorrect statements of beneficial ownership of the Company’s common stock held by the owners thereof under the caption “Security Ownership of Certain Beneficial Owners and Management” due to a failure of the Company to correctly account for antidilution adjustments to its Series M, N, O and P series of convertible preferred stock and under warrants. The Company has recomputed such beneficial ownership and is in the process of preparing and filing a 10-K/A to reflect such ownership. The Company recomputed such ownership and reflected the same in its definitive proxy statement filed pursuant to Section 14A of the Securities Exchange Act in connection with its annual meeting of stockholders to be held on June 28, 2006.

Annex IV

Jurisdictions in which Qualified

ENTITY	DOMESTIC	QUALIFICATIONS
CD&L Acquisition Corp.	DE

Corporate Express Distribution Services, Inc.	MI	—

Velocity Express Corporation	DE	MN, CT

Velocity Express Leasing, Inc.	DE	AL, AR, AZ, CA, CO, CT, FL, GA, IA, ID, IL, IN, KS, KY, LA, MA, MD, ME, MI, MN, MO, MS, NC, ND, NE, NH, NJ, NM, NV, NY, OH, OK, OR, PA, RI, SC, SD, TN, TX, UT, VA, VT, WA, WI, WV

Velocity Express, Inc.	DE	AL, AR, AZ, CA, CO, CT, DC, FL, GA, IA, ID, IL, IN, KS, KY, LA, MA, MD, ME, MI, MN, MO, MS, NC, ND, NE, NH, NJ, NM, NV, NY, OH, OK, OR, PA, RI, SC, SD, TN, TX, UT, VA, WA, WI, WV

VXP Leasing Mid-West, Inc.	DE	IL

VXP Mid-West, Inc.	DE	IL

Annex V

Capitalization

V.A Current Capitalization:

April 1, 2006
(In thousands except for per share data)
Long-term debt	$75
Shareholders’ equity:
Preferred stock, $0.004 par value, 299,515 shares authorized 10,304 shares issued and outstanding at April 1, 2006	33,393
Common stock, $0.004 par value, 700,000 shares authorized 16,965 shares issued and outstanding at April 1, 2006	68
Stock subscription receivable	(7,543)
Additional paid-in-capital	313,035
Accumulated deficit	(318,071)
Accumulated other comprehensive income - Foreign currency translation	24

Total shareholders’ equity	20,906

Total capitalization	20,981

Annex V

Capitalization

(continued)

V.B	Pro Forma Capitalization:

Pro Forma April 1, 2006
(In thousands except for per share data)
Long-term debt	45,557
Shareholders’ equity:
Preferred stock, $0.004 par value, 299,515 shares authorized 49,515 shares issued and outstanding at April 1, 2006 Pro forma	73,949
Common stock, $0.004 par value, 700,000 shares authorized 19,891 shares issued and outstanding at April 1, 2006 Pro forma	80
Stock subscription receivable	—
Additional paid-in-capital	350,914
Accumulated deficit	(328,118)
Accumulated other comprehensive income - Foreign currency translation	24

Total shareholders’ equity	96,850

Total capitalization	142,408

Annex VI

Contraventions and Consents

A.	Contraventions:

See below.

B.	Consents:

The proposed transaction with CD&L, Inc. is restricted under the terms of a credit facility of CD&L with Bank of America N.A. (“BOA”). BOA’s consent or waiver of the proposed merger with the Company will be required to avoid a default under such facilities.

Annex VII

IP Disclosures

On November 30, 2000, Velocity Express, Inc. entered into a Settlement Agreement with Velocity Courier, Inc. in connection with the parties’ use of certain “Velocity” trademarks. Pursuant to the terms of the settlement, Velocity Express, Inc. is permitted to use the Velocity trademarks anywhere in the United States except for the City of Chicago and the territory that extends 50 miles from the Chicago city limits, but within the State of Illinois. The Settlement Agreement required Velocity Express, Inc. to amend its trademark applications to reflect this exclusion. The Company anticipates that it will initiate concurrent use proceedings in order to clarify territorial rights with respect to two “Velocity” trademark registrations (Velocity and Velocity Express).

Annex VIII

Use of Proceeds

(in millions)

Cobra Equity - Cash	$52.1
Cobra Equity - Bonds	$3.2
Cobra Equity - Velocity common	$3.2

Cobra Equity Price - Total	$58.5

COC / Severance - Cash	$1.0

Total Purchase Price	$59.5

Refinance Viper Senior Debt	$21.5
BET Notes	$5.8
1st Cash Interest Payment	$4.4
Balance Sheet Cash	$22.6
Transaction Fees - Cash	$7.6
Transaction Fees - Non-Cash	$4.1

Total Uses (MM)	$125.5

Annex IX

Form of Briggs & Morgan P.A. Opinion

July 3, 2006

To:	Parties Identified on Annex A

Re:	Velocity Express Corporation

Ladies and Gentlemen:

We have acted as special counsel to Velocity Express Corporation, a Delaware corporation (the “Company”), and certain subsidiaries of the Company identified on Schedule I to this opinion letter (collectively, the “Subsidiary Guarantors”), in connection with the sale of the Company’s 12% Senior Secured Notes Due 2010 and Warrants to Purchase Common Stock, pursuant to a Purchase Agreement (the “Agreement”) dated as of July 3, 2006, among the Company, the Subsidiary Guarantors and the persons and entities identified as purchasers on the signature pages to the Agreement; and an Indenture dated as of July 3, 2006 between the Company and Wells Fargo Bank, N.A., as Trustee (the “Trustee”). This opinion letter is delivered to you at the Company’s request under Section 5(c) of the Agreement. All capitalized terms used, and not otherwise defined, in this opinion letter have the meanings given to them in the Agreement and in the Indenture.

In connection with this opinion, we have reviewed the following documents (collectively, the “Transaction Documents”), each of which is dated as of July 3, 2006, unless otherwise described:

1. the Agreement;

2. the Indenture;

3. the Warrants for the purchase of 345 shares each of common stock of the Company (the “Warrant Shares”);

4. the Notes;

5. the Registration Rights Agreement;

6. the Security Agreement;

Parties Identified on Annex A

July 3, 2006

7. the Designated Account Control Agreement (the “Control Agreement”) among the Company, the Subsidiary Guarantors, the Trustee, and Wells Fargo Bank, N.A., as Securities Intermediary;

8. the Stock Purchase Agreement between the Company and the Purchasers identified on Exhibit A thereto pertaining to the sale of the Company’s Series Q Preferred Stock; and

9. the Escrow Agreements dated as of June 29, 2006 among the Company, Wells Faro Bank, N.A., as Escrow Agent and the other parties identified therein.

The documents listed above as items 1, 2, 6 and 7 are referred to collectively as the “Subsidiary Guarantor Documents.”

We have also reviewed:

- the Merger Agreement, the Voting Agreements and the CD & L Securities Purchase Agreement (the “Other Transaction Documents”).

- copies of financing statements described on Schedule I hereto (the “Financing Statements”) identifying the Company and each of the Subsidiary Guarantors as a debtor and the Trustee, as Secured Party, for filing in the offices identified on Schedule I hereto (each, an “Applicable Filing Office” and collectively, the “Filing Offices”).

- the CCH Secured Transactions Guide as updated through May 30, 2006 (the “CCH Guide”) with respect to the relevant provisions of revised Article 9 of the Uniform Commercial Code as in effect in the State of Delaware (the “Delaware UCC”) and the State of Michigan (the “Michigan UCC”).

With your permission, we have not consulted with Delaware or Michigan counsel nor conducted any investigation into Delaware or Michigan law other than the review of the Delaware UCC or the Michigan UCC as noted above. As used herein, the term “Applicable UCC” means:

(i) the Delaware UCC when used with respect to the Company and each of the Guarantor Subsidiaries incorporated under the laws of the State of Delaware; and

(ii) the Michigan UCC when used with respect to the Subsidiary Guarantor incorporated in Michigan.

Parties Identified on Annex A

July 3, 2006

As used herein, the term “Applicable State” means, with respect to the Company or a Subsidiary Guarantor, the state whose Uniform Commercial Code is deemed applicable to such party pursuant to the preceding clauses (i) or (ii).

For purposes of this opinion letter we have reviewed such other documents and made such other investigation as we have deemed appropriate. As to certain matters of fact material to the opinions expressed in this letter, we have relied on the representations made in the Transaction Documents and in certificates of public officials and officers of the Company and each of the Subsidiary Guarantors. We have not independently established the facts so relied on. We have examined the originals or copies of the documents listed in a certificate of an officer of the Company and each of the Subsidiary Guarantors certifying among other things that such listed documents are all of the orders, writs, judgments, awards, injunctions and decrees (collectively, the “Existing Order Documents”), that affect or purport to affect the right of the Company or of any of the Subsidiary Guarantors to borrow money, to grant liens in its property as security for borrowed money, or to incur any other obligation of the type incurred by it under the Transaction Documents.

We assume with your permission and without investigation: (i) the due authorization, execution and delivery of the Transaction Documents by all parties thereto other than the Company and the Subsidiary Guarantors, (ii) the validity, binding effect and enforceability under applicable law of the Transaction Documents against the parties thereto other than the Company and the Subsidiary Guarantors, (iii) the authenticity of all documents submitted to us as originals, (iv) the genuineness of all signatures, (v) the legal capacity of natural persons, (vi) the conformity to originals of all documents submitted to us as copies and the authenticity of the originals of such copies, and (vii) that the Purchasers have given value under the Agreement and the Company and the Guarantor Subsidiaries have rights in the Collateral (as defined in the Security Agreement). We have also assumed the payment and discharge in full, contemporaneously with the issuance of this opinion, of the Existing Senior Obligations (as defined in the Indenture).

Based upon the assumptions set forth above and the other limitations and qualifications set forth below, we are of the opinion that:

1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to do business and is in good standing as a foreign corporation in the State of Minnesota. The Company has all requisite corporate power and authority necessary to own or lease its properties and conduct its business as described in the Company’s proxy statement pertaining to its annual meeting of stockholders to be held on June 28, 2006.

2. Each of the Subsidiary Guarantors is a corporation validly existing and in good standing under the laws of its jurisdiction of formation and has all requisite corporate power and

Parties Identified on Annex A

July 3, 2006

authority necessary to own or lease its properties and conduct its business as described in the Company’s proxy statement pertaining to the Company’s annual meeting of stockholders to be held on June 28, 2006.

3. The Company (a) has the corporate power to execute, deliver, and perform its obligations under the Transaction Documents and the Other Transaction Documents, (b) has taken all corporate action necessary to authorize the execution, delivery and performance of the Transaction Documents and the Other Transaction Documents, including all corporate action necessary to authorize, issue and sell the Notes, Warrants, Warrant Shares and Series Q Preferred Stock, and (c) has duly executed and delivered the Transaction Documents.

4. Each of the Subsidiary Guarantors has (a) the corporate power to execute, deliver, and perform its obligations under the Subsidiary Guarantor Documents, (b) has taken all corporate action necessary to authorize the execution, delivery and performance of the Subsidiary Guarantor Documents, and (c) has duly executed and delivered the Subsidiary Guarantor Documents.

5. Each of the Transaction Documents constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. Upon payment therefor in accordance with the terms of the Agreement and the Indenture, the Notes will be duly authorized and outstanding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture. Each of the Subsidiary Guarantor Documents constitutes the legal, valid and binding obligation of the Subsidiary Guarantors, enforceable against each in accordance with its terms.

6. No governmental consents, authorizations, orders, approvals or filings are required to be obtained or made by the Company or the Subsidiary Guarantors in connection with the execution and delivery by the Company and the Subsidiary Guarantors of the Transaction Documents or the consummation by them of the transactions contemplated by the Transaction Documents, other than the filing of an Information Statement with the Commission pursuant to Regulation 14C under the Exchange Act, the filing of a registration statement under the Securities Act of 1933, as amended, with respect to the Warrant Shares, the filing of an application to list the Notes on the Private Offerings, Resale and Trading through Automated Linkages Market, the filing of an application to list the Warrant Shares on the Nasdaq Stock Market, or as may be required under state securities or Blue Sky laws, and filings necessary to perfect the liens purported to be granted under the Transaction Documents.

7. The execution and delivery by the Company of the Transaction Documents, the performance by the Company of its obligations under the Transaction Documents, and the consummation of the transactions contemplated thereby do not and will not (i) violate the certificate of incorporation or bylaws of the Company, (ii) violate any statute, rule or regulation applicable to the Company, (iii) violate or conflict with any Existing Order Document, or

Parties Identified on Annex A

July 3, 2006

(iv) result in a breach or violation of, constitute a default under, or conflict with, any agreement identified in the exhibits to the Company’s Form S-1 Registration Statement (the “Form S-1”) filed with the Commission on March 1, 2006, or the exhibits to any subsequent SEC Filing (collectively, the “Material Agreements”), or (v) result in the creation of a lien upon any property or asset of the Company pursuant to the terms of any Existing Order Document or Material Agreement.

8. The execution and delivery by each of the Subsidiary Guarantors of the Transaction Documents and the performance by each of the Subsidiary Guarantors of its obligations under the Transaction Documents do not (i) violate the certificate or articles of incorporation or bylaws of such Subsidiary Guarantor, (ii) violate any statute, rule or regulation applicable to any of the Subsidiary Guarantors, (iii) violate or conflict with any Existing Order Document, or (iv) result in a breach or violation of, or constitute a default under, or conflict with any Material Agreement, or (v) result in the creation of a lien upon any property or asset of any of the Subsidiary Guarantors pursuant to the terms of any Existing Order Document or Material Agreement.

9. Neither the Company nor any Subsidiary Guarantor is a party to any pending, or overtly threatened in writing, action arbitration, suit or proceeding known to us that, and no Existing Order Document, questions the validity of the capital stock of the Company, the legality, validity or enforceability of the Transaction Documents, or any action taken or to be taken by the Company or any of the Subsidiary Guarantors pursuant to or in connection with any of the Transaction Documents.

10. The Company’s authorized capital stock as of July 3, 2006 is 999,515,270 shares, consisting of 700,000,000 shares of common stock and 299,515,270 shares of preferred stock.

11. The Series Q Preferred Stock has been duly authorized and, when validly issued, delivered and paid for in the manner contemplated by the Stock Purchase Agreement, will be fully paid and nonassessable.

12. The Warrants have been duly authorized and, when validly issued, delivered and paid for in the manner contemplated by the Agreement, will be duly authorized, validly issued and outstanding obligations of the Company; the Warrant Shares initially issuable upon exercise of the Warrants have been duly authorized and reserved for issuance upon exercise of the Warrants; and, when issued, delivered and paid for in the manner contemplated by the Warrants, will be validly issued, fully paid and nonassessable.

13. Pursuant to the Company’s Certificate of Incorporation, Bylaws, or any Material Agreement, the holders of the outstanding securities of the Company are not entitled to any preemptive rights with respect to the Notes, Warrants or Warrant Shares, except that the holders of the Company’s Series M Convertible Preferred Shares, Series N Convertible Preferred Shares,

Parties Identified on Annex A

July 3, 2006

Series O Convertible Preferred Shares, and Series P Convertible Shares are entitled to preemptive rights with respect to the Warrants pursuant to the respective purchase agreements for such Series M, N, O and P Convertible Preferred Shares. Some holders of the Series M, N, O, and P Convertible Preferred Shares have signed a Voting, Consent, Amendment and Waiver Agreement limiting or waiving such rights; others have not.

14. Assuming the accuracy of the representations, warranties and agreements of the Company contained in Section 2(z) of the Agreement and of the Purchasers in Section 3 of the Agreement, the offer and sale of the Notes and Warrants to the Purchasers are exempt from the registration requirements of the Securities Act, and the Indenture need not be qualified under the Trust Indenture Act with respect to such initial offer and sale.

15. The Company is not an “investment company,” within the meaning of, is not registered or otherwise required to be registered under, and is not “controlled” by a company which is required to be registered under, the Investment Company Act of 1940, as amended.

16. Upon the filing of each Financing Statement in the Applicable Filing Office and payment of the applicable filing fees, the Trustee will have a perfected security interest in the Collateral to the extent a security interest may be perfected by filing under the Applicable UCC.

17. Upon filing the Financing Statements and delivery to the Trustee of the certificates evidencing the Pledged Stock, the Trustee will have a perfected security interest in the Pledged Stock.

18. The Control Agreement creates in favor of the Trustee a perfected security interest in the Designated Account (as defined in the Control Agreement).

19. To our knowledge, based solely upon a review of the Material Agreements, the Company is not a party to or bound by any agreement providing for it to issue any capital stock, rights, warrants, options or other securities of the Company, except for the Agreement, as described in the Agreement under the heading “Background,” and as described in the portions of the SEC Filings identified in Schedule II attached hereto.

Our opinions are subject to the following additional qualifications:

(a) Except for our opinion in paragraph 16, our opinions are limited to the Federal law of the United States, the law of the State of Minnesota, and the Delaware General Corporation Law. We note that the Transaction Documents provide that they are to be governed by and construed in accordance with the substantive law of the State of New York. Our opinion is given, with your permission, as if such Transaction Documents were governed by the internal laws of the State of Minnesota.

Parties Identified on Annex A

July 3, 2006

(b) The enforceability of the Transaction Documents is subject to and may be limited by (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights and remedies of creditors generally, (ii) general principles of equity and (iii) applicable statutes of limitation.

(c) We express no opinion with respect to the validity and enforceability of (i) indemnification provisions, rights of contribution and exculpatory provisions to the extent they may be limited on public policy grounds or subject to securities laws; or (ii) with respect to the Security Documents, (A) any remedies insofar as any party exercising such remedies may take any action which is arbitrary or capricious, unreasonable, not in good faith, or not commercially reasonable; (B) provisions to the effect that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy or which purport to render ineffective any waiver, modification or amendment not in writing; (C) waivers of any statutory or constitutional rights or remedies; or (D) provisions to the effect that remedies are cumulative or that stated remedies are not exclusive.

(d) We express no opinion as to (i) the existence of or the Company’s or any Subsidiary Guarantor’s title to or rights in any collateral; (ii) the creation or perfection of any security interest, except as expressly set forth in paragraph 16; (iii) any security interest in commercial tort claims or fixtures; or (iv) the priority of any security interest.

(e) We express no opinion with respect to state securities laws.

(f) We express no opinion with respect to whether any party to the Transaction Documents, other than the Company, is required to file a Notice of Business Activities Report under Minnesota Statutes Section 290.371. Any party who is so required and does not file such a report has no cause of action upon which it may bring suit under Minnesota law, except for issues related to its Minnesota tax liability, unless and until it pays all taxes, interest, and civil penalties due the State of Minnesota for all periods, or provides for their payment by security or bond.

Our opinion is rendered solely in connection with the transactions contemplated under the Transaction Documents and may not be relied upon in any manner by any Person other than the addressees hereof and any successor or assignee of any addressee (collectively, the “Reliance Parties”), and may not be relied upon by any Reliance Party for any other purpose.

No copies of this opinion may be delivered or furnished to any other party other than a Reliance Party, nor may all or portions of this opinion be quoted, circulated or referred to in any other document without our prior written consent, except that copies of this opinion may be provided to any regulatory agency having supervisory authority over a Reliance Party and except

Parties Identified on Annex A

July 3, 2006

that this opinion may be used in connection with the assertion of a defense as to which this opinion is relevant and necessary or in response to a court order or other legal process.

Very truly yours,

BRIGGS AND MORGAN, PROFESSIONAL ASSOCIATION

Annex A

Jefferies & Company, Inc.

520 Madison Avenue

New York, NY 10022

Wells Fargo Bank, N.A., Trustee

Corporate Trust Services

Sixth and Marquette

Mac N9303-120

Minneapolis, MN 55479

Initial Purchasers:

AHFP Context

Context Advantage Fund, LP

Finch Tactical Plus Class B

Lyxor/Context Fund Ltd.

ALTMA Fund SICA V PLC in Respect of the Grafton Sub Fund

Context Offshore Advantage Fund, Ltd.

Institutional Benchmarks

Worldwide Transactions Limited

Context Opportunistic Master Fund, L.P.

LBI Group, Inc.

Portside Growth & Opportunity Fund

Whitebox Intermarket Partners LP

Whitebox Convertible Arbitrage Partners LP

Whitebox Hedged High Yield Partners LP

Guggenheim Portfolio Company XXXI, LLC

GPC Lix, LLC

Longview Fund L.P.

Cohanzick Credit Opportunities Master Fund, Ltd.

Gabriel Capital, L.P.`

Radcliffe SPC, Ltd. For and on behalf of the Class A Convertible Crossover Segregated Portfolio

CAMOFI Master LDC

ADAR Investment Fund Ltd

Silver Oak Capital, LLC

LibertyView Funds, L.P.

LibertyView Special Opportunities Fund, LP

Trust “D” for a Portion of the Assets of the Kodak Retirement Income Plan

Schedule I

Debtor	Applicable State	Applicable Filing Office
Velocity Express Corporation	Delaware	Delaware Secretary of State

Subsidiary Guarantor	Applicable State	Applicable Filing Office
Velocity Express, Inc.	Delaware	Delaware Secretary of State

Velocity Express Leasing, Inc.	Delaware	Delaware Secretary of State

VXP Mid-West, Inc.	Delaware	Delaware Secretary of State

VXP Leasing Mid-West, Inc.	Delaware	Delaware Secretary of State

Corporate Express Distribution Services, Inc.	Michigan	Michigan Secretary of State

CD&L Acquisition Corp.	Delaware	Delaware Secretary of State

SCHEDULE II

Document	Caption
Proxy Statement for the annual meeting of stockholders to be held on June 28, 2006	“Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation” and “Certain Relationships and Related Transactions.”

Form 10-Q for the quarterly period ended April 1, 2006	Part I, Item 1 - Notes to Consolidated Financial Statements - Note 2 “Significant Accounting Policies - Share-Based Payments” and Note 6 “Shareholders’ Equity.”

Form 8-K dated December 7, 2005	Item 1.01 - “Entry Into a Material Definitive Agreement - Grant of Equity to Officers.”

Form 10-K/A for the fiscal year ended July 2, 2005

Part II, Item 5 - “Market for Common Equity and Related Stockholder Matters - Recent Sales of Unregistered Securities.”

Part II, Item 7 - “Management’s Discussion and Analysis - Liquidity and Capital Resources.”

Part II Item 8 - Notes to Consolidated Financial Statements – Note 8 “Shareholders’ Equity,” and Note 9 “Equity Compensation Plans.”

Part III, Item 11 - “Executives Compensation - Compensation of Directors” and “- Employment Agreements, Termination of Employment and Change in Control Agreements.”

Annex X

Executive Officers Subject to Lock-up

Vincent Wasik

Jeff Hendrickson

Edward W. Stone (Ted)

Kay P. Durbin

Andrew B. Kronick